NATIONWIDE(R) SEPARATE ACCOUNT TRUST

- Nationwide Growth Focus Fund II

- Nationwide Quest Fund II

August 1, 2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares as determined whether this prospectus is complete or accurate. To state otherwise is a crime.

         TABLE OF CONTENTS

FUND SUMMARIES.................................................................2
Nationwide Growth Focus Fund II................................................3
Nationwide Quest Fund II.......................................................5

MORE ABOUT THE FUNDS...........................................................7
Principal Risks and Techniques.................................................7
Temporary Defense Positions....................................................8

MANAGEMENT.....................................................................9
Investment Adviser.............................................................9

BUYING AND SELLING FUND SHARES................................................11
Buying Shares.................................................................11
Selling Shares................................................................11
Dividends and Distributions...................................................12
Tax Status....................................................................12

ADDITIONAL INFORMATION................................................BACK COVER

         FUND SUMMARIES
This prospectus provides information about two funds offered by the Nationwide Separate Account Trust (together, the Funds).

A QUICK NOTE ABOUT THE FUNDS

This prospectus is designed to help you make informed decisions about some of the investments available under your variable annuity contract or variable life insurance policy. You'll find details about how your annuity contract or life insurance policy works in the accompanying prospectus.

         FUND SUMMARIES                 NATIONWIDE GROWTH FOCUS FUND II
This section summarizes key information about the Funds. Use these summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of each Fund can be found in "More About the Funds" beginning on page seven.

OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks long term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

Villanova Mutual Fund Capital Trust (VMF), the fund's investment adviser, has chosen Turner Investment Partners, Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. To achieve its objective, the Fund invests primarily in common stocks of U.S. and foreign companies that demonstrate strong earnings growth potential. The subadviser generally intends to be fully invested in these securities. The Fund may invest in equity securities of companies of any size regardless of market capitalization, industry, sector or country of organization: therefore, it may invest in both older, more well-established companies and in smaller, emerging growth companies. The Fund is non-diversified and typically focuses its investments in a core group of 20 to 30 common stocks. By investing in different industries and capitalization ranges, the subadviser seeks to reduce the Fund's overall level of volatility. Ideally, when one area of the economy or capitalization range is out of favor, the other ranges will offer a counterbalancing influence.

Market capitalization is a common way to measure the size of a company based on the price of its common stock; it's simply the number of outstanding shares of the company multiplied by the current share price. [Inset Box]

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may have significant foreign exposure at times.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs.

PRINCIPAL RISKS

Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

SMALL CAP RISK. The Fund's investments in smaller, newer companies may be riskier than investments in larger, more established companies. The stocks of small capitalization companies are usually less stable in price and less liquid than the stocks of larger companies.

NON-DIVERSIFIED FUND RISK. The Fund is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. Since the Fund normally concentrates in a core portfolio of 20 to 30 stocks, this risk may be increased. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's net asset value and total return.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement.

RISKS RELATED TO INVESTING FOR GROWTH. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund focuses on growth-style stocks, the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

PORTFOLIO TURNOVER RISK. The Fund will attempt to buy securities with the intent of holding them for investment, but

         FUND SUMMARIES

the subadviser may engage in active and frequent trading of securities if doing so is in the best interest of the Fund. A higher portfolio turnover rate may result in higher transaction costs for the Fund and increase the volatility of the Fund. In addition, a high portfolio turnover rate may have tax implications. Specifically, a high portfolio turnover rate may increase the portion of the Fund's capital gains that are realized for tax purposes. This may increase the Fund's taxable dividends in that year.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page seven.

PERFORMANCE

No performance information is provided because the Fund will not begin operations until on or about August 1, 2000.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees(1)
(paid directly from your
investment)                   None
 ...............................................................
Annual Fund Operating
Expenses
(deducted from Fund assets)
 ...............................................................
Management Fees(2)            0.90%
 ...............................................................
Other Expenses(3)             0.76%
---------------------------------------------------------------
TOTAL ANNUAL FUND             1.66%
OPERATING EXPENSES(4)

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance policies if the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

(2) The Fund will commence operations on August 1, 2000. As a result, the management fee represents the fee which is payable to the adviser under its contract with the Fund.

(3) As a new fund these are estimates for the current fiscal year ending in December 31, 2000. These estimates do not take into account the expense limitation agreement between the Fund and the adviser.

(4) For the fiscal year ending December 31, 2000, the adviser has agreed to waive management fees and, if necessary, to reimburse the Fund for the cost of "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 1.35%. The Fund is authorized to reimburse the adviser for management fees previously waived and/or for the cost of Other Expenses paid by the adviser provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse the adviser in this manner only applies to fees paid or reimbursements made by the adviser at some time within the first five years from the time the Fund commenced operations.

    The expense limitation agreement has an initial term of one year and continues automatically for successive one year terms, provided that the Board approves such additional terms.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and no fee waivers or expense reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 year   3 years
----------------------------------------------------------
                                                       --

         FUND SUMMARIES                        NATIONWIDE QUEST FUND II

OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital appreciation. The Fund's investment objective may be changed without shareholder approval.

To achieve its objective, the Fund invests primarily in securities of growth companies utilizing new technologies that are creating fundamental change in the economy. Typically, these companies are characterized by new or innovative products, services or processes with the potential to enhance earnings growth. Growth in earnings may lead to an increase in the price of the stock.

The Fund invests primarily in stocks of companies in the service and information area of the global economy, although a portion of its assets may be outside these areas. Companies in the services and information area primarily include those involved in the fields of telecommunications, computer systems and software, broadcasting and publishing, health care, financial services and new age manufacturing.

The Fund may also invest in other types of investments and use certain other instruments in seeking to achieve the Fund's goal. For example, the Fund may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

The Fund has the ability to have up to 20% of its portfolio in short positions.

PRINCIPAL RISKS

Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases. The value of shares will also be impacted in part by the subadviser's ability to assess economic conditions and investment opportunities.

STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

The Fund focuses on a more narrow portion of the overall stock market by investing primarily in companies with smaller market capitalizations. Therefore, the impact of these factors on small companies may affect the Fund more than if the Fund were to invest more broadly in the overall stock market.

MID/SMALL CAP RISK. The Fund's investments in smaller, often newer companies may be riskier than investments in larger, more established companies. The stocks of medium size and small companies are usually less stable in price and less liquid than the stocks of larger companies.

RISKS RELATED TO INVESTING FOR GROWTH. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund focuses on growth-style stocks, the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

DERIVATIVES RISK. The Fund invests in securities that are considered to be derivatives. The value of derivatives (like futures and options) is dependent upon the performance of underlying assets, securities or indices. If the underlying assets, securities or indices do not perform as expected, the value of the derivative will decrease. Derivatives are more volatile and riskier than traditional investments. To the extent the Fund enters into these transactions, their success will depend upon the subadviser's ability to predict pertinent market movement.

For more detailed information about the Fund's investments and risks, see "More About the Funds" beginning on page seven.

PERFORMANCE

No performance information is provided because the Fund will not begin operations until on or about August 1, 2000.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Quest Fund II.

Shareholder Fees(1)
(paid directly from your
investment)                   None
 ...............................................................
Annual Fund Operating
Expenses
(deducted from Fund assets)
 ...............................................................
Management Fees(2)            1.03%
 ...............................................................
Other Expenses(3)             0.73%
---------------------------------------------------------------
TOTAL ANNUAL FUND             1.76%
OPERATING EXPENSES(4)

---------------

(1) Sales charges and other expenses may be imposed by variable annuity contracts or variable life insurance policies if the Fund's shares are purchased by a life insurance separate account as an investment option for these contracts or policies.

(2) The Fund will commence operations on August 1, 2000. As a result, the management fee represents the fee which is payable to the adviser under its contract with the Fund.

(3) As a new fund these are estimates for the current fiscal year ending in December 31, 2000. These estimates do not take into account the expense limitation agreement between the Fund and the adviser.

(4) For the fiscal year ending December 31, 2000, the adviser has agreed to waive management fees and, if necessary, to reimburse the Fund for the cost of "Other Expenses" so that Total Annual Fund Operating Expenses will not exceed 1.40%. The Fund is authorized to reimburse the adviser for management fees previously waived and/or for the cost of Other Expenses paid by the adviser provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse the adviser in this manner only applies to fees paid or reimbursements made by the adviser at some time within the first five years from the time the Fund commenced operations.

    The expense limitation agreement has an initial term of one year and continues automatically for successive one year terms, provided that the Board approves such additional terms.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and no fee waivers or expense reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 year   3 years
----------------------------------------------------------
                                                       --

         MORE ABOUT THE FUNDS

PRINCIPAL RISKS AND TECHNIQUES

The Funds may use the principal investment techniques to increase returns, protect assets or diversify investments. These techniques are subject to certain risks. For additional information about the Funds' investment strategies and techniques, see the Statement of Additional Information (SAI).

PRINCIPAL RISKS

SMALL CAP RISK. Historically, the securities of small cap companies have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of small companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of small cap companies to changing economic conditions. In addition, small cap companies may:

  - lack depth of management

  - lack a proven track record

  - be unable to generate funds necessary for growth or development

  - be developing or marketing new products or services for which markets are not yet established and may never become established

  - market products or services which may become quickly obsolete.

Small cap companies in the technology and biotechnology industries may be subject to abrupt or erratic price movements. Therefore, while small cap companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

FOREIGN RISK.

  - COUNTRY. General securities market movements in any country in which a Fund has investments, are likely to affect the value of a Fund's securities that trade in that country. These movements will affect a Fund's share price and a Fund's performance. The political, economic and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

  - COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

  - CURRENCY. Some of a Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

PRINCIPAL TECHNIQUES

DERIVATIVES. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes.

A Fund may use derivatives for any of the following purposes:

  - To hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing interest rates, stock market prices or currency exchange rates.

         MORE ABOUT THE FUNDS

  - As a substitute for purchasing or selling securities or foreign currencies.

  - To shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.

  - In non-hedging situations, to attempt to profit from anticipated market developments.

PREFERRED STOCK. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible securities may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES. Convertible securities -- also known as convertibles -- include bonds, debentures, notes, preferred stocks, and other securities. Convertibles are a hybrid security that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

WARRANTS. A warrant is a security that gives the holder of the warrant the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

SHORT SALES. In selling a stock which the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, each Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, a Fund may not meet its investment objectives, and may miss potential market upswings.

         MANAGEMENT

INVESTMENT ADVISER

Villanova Mutual Fund Capital Trust (VMF), Three Nationwide Plaza, Columbus, OH 43215, manages the investment of the Funds' assets and supervises the daily business affairs of the Fund. VMF was organized in 1999 and advises mutual funds. As of December 31, 1999, VMF and its affiliates had approximately $22.5 billion in assets under management.

For the Growth Focus Fund II, VMF also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. VMF is also authorized to select and place portfolio investments on behalf of this Fund; however, VMF does not intend to do so at this time.

Each Fund pays VMF a management fee as set forth below. The management fee is based on the Fund's average daily net assets.

Fund
-----------------------------------------------------------
Growth Focus Fund II           Minimum      Base    Maximum
    Assets                       Fee         Fee      Fee
up to $500 million...........   0.68%       0.90%    1.10%
$500 million - $2 billion....   0.62%       0.80%    0.98%
$2 billion + ................   0.91%       0.75%    0.59%

Quest Fund II
    Assets                                            Fee
up to $250 million..............................     1.03%
$250 million - $1 billion.......................     1.00%
$1 billion - $2 billion.........................     0.97%
$2 billion - $5 billion.........................     0.94%
$5 billion + ...................................     0.91%

For the Growth Focus Fund II, the management fee given above is a base fee which may be adjusted upward or downward depending on the Fund's performance relative to its benchmark, the Russell 2000 Growth Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher management fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees. The Fund's SAI contains detailed information about any possible performance based adjustments to the management fees.

PORTFOLIO MANAGER -- QUEST FUND II

The Quest Fund II Fund is managed by Aaron Harris. Mr. Harris has managed the Quest Fund II since its inception. Mr. Harris joined Villanova Mutual Fund Capital Trust in April 2000. Prior to joining VMF, Mr. Harris was a Portfolio Manager, managing portions of several portfolios, for Nicholas-Applegate Capital Management.

SUBADVISER -- GROWTH FOCUS FUND II

Multi-Management Structure. VMF and the Trust have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows VMF to hire, replace or terminate subadvisers without the approval of shareholders. The order also allows VMF to revise a subadvisery agreement with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility.

VMF provides the following oversight and evaluation services to the Fund:

  - performing initial due diligence on prospective subadviser for the Fund

  - monitoring the performance of the subadviser through ongoing analysis, as well as periodic consultations

  - communicating performance expectations and evaluations to the subadviser

  - ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated.

VMF does not expect to recommend frequent changes of subadvisers. VMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although VMF will monitor the performance of the subadvisers, there is no certainty that the subadviser or Fund will obtain favorable results at any given time.

The Subadviser. Subject to the supervision of VMF and the Trustees, a subadviser will manage the Fund's assets in accordance with a Fund's investment objective and strategies. The subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

Turner Investment Partners, Inc. ("Turner"), 1235 Westlakes Drive, Suite 350, Berwyn PA 19312-2414, an SEC-registered adviser, serves as the subadviser to the Growth Focus Fund II. Turner, which was founded in 1998, serves as investment adviser to other investment companies, as well as other separate investment portfolios.

As of March 31, 1999, Turner had approximately $3.3 billion in assets under management.

         MANAGEMENT

PORTFOLIO MANAGERS -- GROWTH FOCUS FUND II

Growth Focus Fund II is managed by a committee comprised of Chris McHugh, Bill McVail and Robert Turner.

Robert E. Turner, CFA, Chairman and Chief Investment Officer of Turner has been the lead manager of the Turner Growth Equity, Turner Top 20 and Turner Technology Funds since inception, and is co-manager of the Turner Large Cap Growth Equity and Turner Midcap Growth Funds. Mr. Turner founded Turner Investment Partners, Inc. in 1990. He has 16 years of investment experience.

Christopher K. McHugh, Equity Portfolio Manager of the Adviser, is the lead manager of the Turner Midcap Growth Fund and co-manager of the Turner Small Cap Growth, Turner Top 20 and Turner Technology Funds. Mr. McHugh joined Turner in 1990. He has 11 years of investment experience.

Bill McVail, Senior Equity Portfolio Manager of Turner is the lead manager of the Turner Small Cap Growth Fund and co-manager of the Turner MidCap Growth, Turner Micro Cap Growth and Turner Top 20 Funds. Mr. McVail joined Turner in 1998. Prior to 1998, he was Portfolio Manager at PNC Equity Advisers. He has 11 years of investment experience.

         BUYING AND SELLING FUND SHARES

BUYING SHARES

Shares of the Funds are currently sold to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary, Nationwide Life and Annuity Insurance Company, to fund benefits payable under variable life insurance policies and variable annuity contracts. Shares of the Funds may also be sold to affiliated Funds of Funds, and may in the future be sold to other insurance companies. Shares are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable annuity contracts or variable life insurance policies. A Fund then uses the proceeds to buy securities for its portfolio. Because variable annuity contracts or variable life insurance policies may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, contract or policy owners should contact their insurance company directly for details concerning these transactions.

PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Fund's shares. Generally, NAV of a Fund's shares is determined by dividing the total market value of the securities owned by a Fund, less its liabilities, by the total number of its outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

Each Fund does not calculate NAV on the following days:

  - Christmas Day
  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV for a Fund when:

  - It has not received any orders to purchase or sell shares
  - Changes in the value of a Fund's portfolio do not affect its NAV

If current prices are not available, or if Villanova SA Capital Trust (VSA) as a Fund's administrator or its agent determines a price does not represent fair value, the Fund's investments may be valued at fair market value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

You can sell -- also known as redeeming -- at any time, subject to certain restrictions described below. The redemption price will be the NAV next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a Fund's investments at the time of sale.

RESTRICTIONS ON SALES. Shares of a Fund may not be redeemed or a Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

         DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Substantially all of a Fund's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net capital gains realized by a Fund from the sale of its portfolio securities will be declared and paid to shareholders annually. As dividends and capital gains are reinvested in shares of the fund, each contract holder's unit value is increased proportionately in relation to the amount of additional shares which are calculated into that unit value.

TAX STATUS

The tax treatment of payments made under a variable annuity contract or variable life insurance policy is described in the prospectus for the contract or policy. Generally, the owners of variable annuity contracts and variable life insurance policies are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts and policies will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes.

Please refer to the SAI for more information regarding the tax treatment of the Funds.

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INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Funds. To obtain a document free of charge, contact us at the address or number listed below.

- SAI (incorporated by reference into this Prospectus)

- Annual Report (which contains a discussion of the market conditions and investment strategies that significantly affect a Fund's performance) (as available)

- Semi-Annual Report (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, Ohio 43215

Nationwide Logo

FOR INFORMATION AND ASSISTANCE:

1-800-848-6331 (toll free, 8 a.m. - 5 p.m. Eastern Time)

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of the Funds' documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (for their hours of operation, call 1-202-942-8090)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-3213